EXHIBIT 10.1

SANTOS CLAIM

Ministry of Employment and Investment Energy and Minerals Division Mineral Titles Branch	EVENT NUMBER: 3186929 OFFICE USE ONLY

SUB-RECORDER RECEIVED NOV 15 2002 M.R. # 9 $10 VANCOUVER, BC RECORDING STAMP
Mineral Tenure Act Section 57 and 58
BILL OF SALE ABSOLUTE

INDICATE TYPE OF TITLE: MINERAL
MINING DIVISION: SLOCAN

SELLER: I, LOCKE B. GOLDSMITH (Full Name) 301 - 1855 BALSAM ST. (Mailing Address) VANCOUVER, BC (City) (Province) V6K 3M3 604-733-2830 (Postal Code) (Telephone) Client Number: 109865	PURCHASER: RON SCHMITZ (Full Name) P.O. BOX 10356. (Mailing Address) PACIFIC CENTRE (City) (Province) VANCOUVER, BC V7Y 1G5 (Postal Code) (Telephone) Client Number: 144895

For and in consideration of the sum of   $10.00     TEN                                                                       Dollars ($10.00)
paid to me, do hereby sell the interest as specified below in the following mineral titles:

CLAIM NAME OR LEASE TYPE	TENURE NUMBER	PERCENTAGE OF TITLE BEING SOLD

SANTOS	256380	100
I declare that I have good title to these tenures and every right to sell the same, in witness whereof, I have today signed my legal name.

/s/ "P.R Peters"	/s/"Locke B. Goldsmith"

(Signature of Witness)	*(Signature of Seller)
* If a corporation, either the corporate seal or signature of a signing officer with position in corporation stated.